SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: November 10, 1998
(Date of earliest event reported)


                      GS Mortgage Securities Corporation II
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                        333-65921                     22-3442024
--------------------------------------------------------------------------------
(State or Other                   (Commission                 (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


     85 Broad Street, New York, N.Y.                                    10004
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code: (212) 902-1000

Item 5. Other Events.

     Attached  as  exhibits  are  Collateral  Term  Sheets  (as  defined  in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the
PSA) furnished to the Registrant by Goldman, Sachs & Co. (the "Underwriter") in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1998-C2 (the "Certificates").

     The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-65921) (the
"Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

     The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

     Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99     Collateral Term Sheets

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         GS MORTGAGE SECURITIES CORPORATION II


                                         By: /s/ Jay Strauss
                                             -----------------------------------
                                            Name: Jay Strauss
                                                  ------------------------------
                                            Title: Secretary
                                                   -----------------------------

Date: November 12, 1998

                                  Exhibit Index
                                  -------------

                                                             Paper (P) or
Exhibit No.       Description                                Electronic (E)
-----------       -----------                                --------------

99                Collateral Term Sheets                            E